NOTICE OF GUARANTEED DELIVERY

For Common Shares of
NXG Cushing® Midstream Energy Fund
Subscribed for under the Primary Subscription
and Pursuant to the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated November 21, 2023, and the accompanying Prospectus, dated November 13, 2023 (collectively, the “Prospectus”), this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”), subscribed for under the primary subscription and pursuant to the over-subscription privilege. Such form may be delivered by email, overnight courier, express mail or first class mail to the Subscription Agent and must be received prior to 5:00 p.m., Eastern time, on December 14, 2023, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meaning attributed to them in the Prospectus.

The Subscription Agent is:

Equiniti Trust Company, LLC

By First Class Mail	By Express Mail or Overnight Courier:
NXG Cushing® Midstream Energy Fund c/o Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	NXG Cushing® Midstream Energy Fund c/o Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
Via email: Domenick.Apisa@equiniti.com
For information call the Information Agent, EQ Fund Services, LLC: (800) 207-2872.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange (the “NYSE”) member firm or bank or trust company which completes this form must communicate this guarantee and the number of Common Shares subscribed for in connection with this guarantee (separately disclosed as to the primary subscription and the over-subscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., Eastern time, on the Expiration Date, guaranteeing delivery of (a) a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the second business day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights.

GUARANTEE

The undersigned, a member firm of the NYSE or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the second Business Day after the Expiration Date (December 18, 2023) unless extended, as described in the Prospectus) of a properly completed and executed Subscription Certificate, as subscription for such Common Shares is indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).

NXG CUSHING® MIDSTREAM ENERGY FUND	Broker Assigned Control #_______

1. Primary Subscription	Number of Rights to be exercised	Number of Common Shares under the Primary subscription requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with the Common Shares Subscribed for under the primary subscription
	__________ Rights	__________ Common shares (Rights ÷ by 3)	$
2. Over-Subscription		Number of Common Shares Requested Pursuant to the Over-Subscription Privilege	Payment to be made in connection with the Common Shares Requested Pursuant to the Over-Subscription Privilege
		__________ Common Shares:	$
3. Totals	Total Number of Rights to be Delivered	Total Number of Common Shares Subscribed for and/or Requested
	__________ Rights	Common Shares: __________	$ Total Payment

Method of delivery of the Notice of Guaranteed Delivery (circle one)

A.       Through DTC

B.       Direct to Equiniti Trust Company, LLC, as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm	Authorized Signature

DTC Participant Number	Title

Address	Name (Please Type or Print)

Zip Code	Phone Number

Contact Name	Date

BENEFICIAL OWNER LISTING CERTIFICATION
NXG Cushing® Midstream Energy Fund

The undersigned, a bank, broker or other nominee holder of Rights (“Rights”) to purchase common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of NXG Cushing® Midstream Energy Fund (the “Fund”) pursuant to the rights offering (the “Offer”) described and provided for in the Fund’s Prospectus Supplement, dated November 21, 2023, and the accompanying Prospectus, dated November [ ], 2023 (collectively the “Prospectus”), hereby certifies to the Fund and to Equiniti Trust Company, LLC, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the primary subscription (as specified in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Common Shares pursuant to the over-subscription privilege (as defined in the Prospectus, in the amount set forth in the third column of such line.

Number of Record Date Common Shares Owned	NUMBER OF RIGHTS exercised pursuant to the Primary Subscription	NUMBER OF COMMON SHARES requested pursuant to the Over-Subscription Privilege
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Name of Nominee Holder

By:
Name:
Title:
Dated:	________________________, 2023

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number

Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address